SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C.  20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
 The Securities Act of 1934


August 8, 2001
(Date of Report, date of earliest event reported)


Stage Stores, Inc.
(Exact name of registrant as specified in its charter)


001-14035
(Commission File Number)

DELAWARE
(State or other jurisdiction
of incorporation)
76-0407711
(I.R.S. Employer Identification No.)


10201 Main Street, Houston, Texas
(Address of principal executive offices)
77025
(Zip Code)
(713) 667-5601
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)


ITEM 3.  Bankruptcy or Receivership.
On June 1, 2000, Stage Stores, Inc. (the "Company") and its
wholly owned subsidiaries, Specialty Retailers, Inc. and Specialty
Retailers, Inc. (NV) (collectively, the "Debtors"), filed a petition for relief under Chapter 11 of the United States Bankruptcy Code with the
United States Bankruptcy Court for the Southern District of Texas,
Houston Division (the "Bankruptcy Court").  On June 6, 2001, the
Debtors filed with the Bankruptcy Court an Amended and Restated
Disclosure Statement under 11 U.S.C.  1125 in Support of Third
Amended Plan of Reorganization of Stage Stores, Inc., Specialty
Retailers, Inc., and Specialty Retailers, Inc. (NV), as Modified (the "Disclosure Statement") which included as an exhibit the Third
Amended Plan of Reorganization of Stage Stores, Inc., Specialty
Retailers, Inc., and Specialty Retailers, Inc. (NV), as Modified (the
"Plan"). On June 29, 2001, the Bankruptcy Court approved the
Disclosure Statement.
Information as to the assets and liabilities of the Company as of
May 5, 2001 are contained in the Company's Form 10-Q as filed on June
8, 2001.
A hearing on confirmation of the Plan (the "Confirmation
Hearing") was held on August 8, 2001 (the "Confirmation Date"). At the Confirmation Hearing, the Bankruptcy Court entered an Order (the
"Confirmation Order") confirming the Plan.  A copy of the Confirmation
Order and the Plan are available for inspection at the office of the Clerk of the Bankruptcy Court at the United States Bankruptcy Court for the
Southern District of Texas, Houston Division, 515 Rusk Street, Houston,
Texas  77002, or on the Company's website,
www.stagestoresbankruptcy.com.   Notice of the Confirmation Order will
be mailed to creditors of the Debtors by August 17, 2001, and notice will also be published in the Wall Street Journal.
The Effective Date of the Plan will be the date at which all conditions precedent to the Effective Date, as described in the Plan, will have been met by the Company or waived pursuant to the Plan. While there can be no assurances, the Company anticipates that the Effective Date will occur within thirty days of the Confirmation Date. The following is intended to be a fair summarization of the material features of the Plan.
 The Plan sets forth the treatment for pre-petition creditors and existing holders of the Company's Common Stock and Class B Common
Stock. Other than cash payments to holders of administrative and secured claims, the Plan generally provides for the issuance of a new class of common stock in a reorganized company, to be named Stage
Stores, Inc., to those pre-petition creditors entitled to receive such distribution under the Plan. The Plan also enforces the various contractual subordination provisions, to the extent that they exist, amongst certain unsecured creditors. The Plan does not provide for any distribution to the holders of the Company's Common Stock or to the holders of the Company's Class B Common Stock and, further, the Plan calls for the cancellation of the currently outstanding Common Stock and Class B Common Stock upon the Plan Effective Date. A complete copy of the Plan and modifications are attached to this Form 8-K as Exhibits 2.1 and 2.2.
ITEM 5.  Other Events.
A news release regarding the Company announcing that, on August 8, 2001, the U.S. Bankruptcy Court for the Southern District of
Texas, Houston Division confirmed the Company's Third Amended Plan of Reorganization, as Modified, was issued by the Company on August 9, 2001 and is attached to this Form 8-K as Exhibit 99.1.
ITEM 7.  Financial Statements and Exhibits.
(a) Financial statements of business acquired.
Not applicable.
(b) Pro forma financial information.
Not applicable.
(c)        Exhibits.
2.1 Third Amended Plan of Reorganization of Stage
Stores, Inc., Specialty Retailers, Inc. and
Specialty Retailers, Inc. (NV), as Modified
2.2 Modifications to Third Amended Plan of
Reorganization of Stage Stores, Inc., Specialty
Retailers, Inc. and Specialty Retailers, Inc. (NV), as
Modified
99.1News Release dated August 9, 2001 issued by the
              Company
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
STAGE STORES, INC.

August 15, 2001                         /s/ Michael E. McCreery
 (Date)
                                                        Michael E. McCreery
                                                        Executive Vice President
                                                        and Financial Officer





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